EXHIBIT A
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                        INVESTMENT LETTER AGREEMENT

     THIS INVESTMENT LETTER AGREEMENT, dated as of the 26th day of March, 2003 by and between Commerce Group Corp. (Commerce), a Wisconsin corporation, and General Lumber & Supply Co., Inc., the stockholder whose name, address and number of shares acquired appears at the signature line of this agreement ("Stockholder").

                              WITNESSETH:

     WHEREAS, Stockholder wishes to acquire capital stock of Commerce (the "Securities") in a transaction not involving a public offering as that term is used in Section 4(2) of the Securities Act of 1933, as amended, (the "Act").

     WHEREAS, Commerce desires to prevent any further transfer of the Securities in violation of the Act and to inform Stockholder as to the circumstances under which Stockholder is required to take and hold the Securities and the limitations upon their resale.

     NOW, THEREFORE, in consideration of the mutual promises and representations contained herein, it is agreed as follows:

     1.  [REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER]

     Stockholder hereby represents and warrants to Commerce that now and at all times after the Securities are issued and delivered to Stockholder, that Stockholder is acquiring the Securities for investment only and does not intend to sell, hypothecate, give or otherwise dispose of the Securities or any interest therein, and acknowledges that this representation and warranty constitutes the basis upon which Commerce is induced to enter into and perform its obligations under this Investment Letter Agreement.

     2.  [OBLIGATIONS OF STOCKHOLDER]

     Stockholder agrees not to sell, hypothecate, give or otherwise dispose of the securities or any interest therein, unless:

     2.1. There is then in effect a registration statement under the Act with respect to the Securities and the proposed disposition; or

     2.2. The disposition is made in compliance with Rule 144 of the Act; or

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     2.3.  Counsel for Commerce is of the opinion that registration under the Act or compliance with Rule 144 is not required in connection with the proposed disposition.

     3.  [CONDITIONS PRECEDENT TO DISPOSITION UNDER RULE 144]

     3.1. The representations and warranties of Stockholder in 1 above shall have been accurate.

     3.2. Commerce shall have received notice of Stockholder's intention to dispose of the Securities thirty (30) days before the proposed disposition.

     3.3. Commerce shall have received an opinion of counsel for Stockholder addressed to Commerce and dated the day of the disposition of the Securities to the effect that such disposition is in compliance with Rule 144. In giving this opinion, counsel may assume that the requirements in paragraph "(c)" or thereafter amended of Rule 144 regarding the availability of public information have been met. 3.4. Commerce shall have received an affidavit from Stockholder dated the day of the disposition of the Securities to the effect:

     3.4.1. Stockholder has been sole beneficial and legal owner of the Securities for a period of at least two (2) years from the date Stockholder received the Securities.

     3.4.2. That the total amount of the Securities Stockholder intends to dispose of does not exceed one percent (1%) of the then outstanding securities of Commerce.

     3.4.3. That the sale will be a broker's transaction as defined by Rule 144(f) and (g).

     3.4.4. That notice of the requirements of Rule 144(h) have been met.

     3.4.5. That Stockholder has a bona fide intention to sell the Securities immediately upon Commerce's permission being granted.

     4. [CONDITIONS PRECEDENT TO OTHER DISPOSITION THAN PROVIDED BY RULE
        144]

     4.1. It is understood that Stockholder may be permitted a disposition of the Securities in a privately negotiated transaction not involving an underwriter, broker, or a public offering.

     4.2. It is agreed that in such a transaction, the transferee shall be required to execute an Investment Letter Agreement restricting the further disposition of the Securities.

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     5.  [CERTAIN UNDERSTANDINGS, ETC.]
     5.1.  Other Agreements Superseded; Waiver of Modification, Etc.

     This Investment Letter Agreement supersedes all prior agreements or understandings written or oral relating to the resale of the Securities herein. This Agreement shall inure to the benefit of and be binding on the assigns and successors of the Stockholder.

     5.2.  Restrictive Legend

     Stockholder understands that the following or similar legend giving notice of the restrictions of the disposition of the Securities imposed by this Investment Letter Agreement shall appear on the stock certificate. "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933 or the securities laws of any state. Except upon such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred unless the transferor delivers to the corporation an opinion of counsel satisfactory to the corporation, and its counsel that registration is not required and such transfer will not be in violation of the Securities Act of 1933, or any applicable state securities laws or any rule or regulation thereunder."

     5.3.  Repurchase of Securities

     Stockholder agrees to wait at least thirty (30) days before repurchasing any Securities which have been sold pursuant to Rule 144.

     5.4.  Changes in Rule 144

     Any amendments to or interpretations of Rule 144 which are adopted after the execution of this Investment Letter Agreement which are more liberal or more restrictive shall be given effect as modifications hereof.

     5.5. In consideration of the payment of $47,250, which is a partial payment of debt owed to General Lumber & Supply Co., Inc. by Commerce, and which is evidenced by certain outstanding promissory note(s).

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     IN WITNESS WHEREOF, Commerce and the Stockholder have executed this
Investment Letter Agreement as of the day and year first above written.

Number of Shares                   Commerce Group Corp.

175,000 restricted
Commerce Group Corp.                  /s/ Edward L. Machulak
common shares                      By ___________________________________
                                   (Hereunto duly authorized)
                                   Edward L. Machulak, President

Consideration                      STOCKHOLDER:

Cancellation of  $47,250           General Lumber & Supply Co., Inc.
of debt owed to
General Lumber & Supply Co., Inc.
by Commerce, which is evidenced
by certain outstanding secured     /s/ Sylvia Machulak
open-ended, on-demand              --------------------------------------
promissory note(s).                By:  Sylvia Machulak, President

                                      Date:     March 26, 2003

                                   Address:    6001 North 91st Street
                                               Milwaukee, Wisconsin 53225

                                   I.D. No.:    39-084-1893